UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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TSS, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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110 E. Old Settlers Blvd, Round Rock, TX 78664
(512) 310-3100

April 29, 2020

Dear Stockholder,

We cordially invite you to attend our 2020 Annual Meeting of Stockholders to be held at 10:00 a.m., Central Daylight Time, on Thursday, June 11, 2020, at our offices located at 110 E. Old Settlers Blvd, Round Rock, Texas 78664. The attached notice of annual meeting and this proxy statement describe the business we will conduct at the annual meeting and provide information about us that you should consider when you vote your shares.

At the annual meeting, two persons will be elected as Class III directors. In addition, we will ask stockholders to ratify the appointment of Weaver Tidwell LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2020. The enclosed proxy statement contains the recommendation of our Board of Directors on each of these proposals.

We hope you will be able to attend the annual meeting. Whether you plan to attend the annual meeting or not, it is important that your shares are represented. Therefore, when you have finished reading the proxy statement, you are urged to complete, sign, date and return the enclosed proxy card promptly in accordance with the instructions set forth on the card. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

Sincerely,
/s/ Anthony Angelini
Anthony Angelini
President and Chief Executive Officer

TSS, INC.
110 E. Old Settlers Blvd, Round Rock, TX 78664
(512) 310-3100

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 11, 2020

To the Stockholders
of TSS, Inc.:

NOTICE IS HEREBY GIVEN that the 2020 annual meeting of stockholders of TSS, Inc. will be held at 10:00 a.m., Central Daylight Time, on June 11, 2020 (the “Annual Meeting”), at our offices located at 110 E. Old Settlers Blvd, Round Rock, Texas 78664 for the following purposes:

1.	To elect Mr. Peter H. Woodward and Mr. Daniel J. Phelps as Class III directors to serve three-year terms;

2.	To ratify the appointment of Weaver Tidwell LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020; and

3.	To transact such other business as may properly be presented before the Annual Meeting and any adjournments or postponements thereof.

We currently intend to hold the Annual Meeting in person at the address provided above. We are, however, actively monitoring developments in connection with the COVID-19 outbreak and are sensitive to the public health and travel concerns that stockholders may have and the protocols or guidance that federal, state and local governments and agencies such as the Centers for Disease Control and Prevention and World Health Organization may recommend or impose. If it is not possible, prudent, or advisable to hold the Annual Meeting in person, we will announce alternative arrangements for the meeting as promptly as possible, which may include holding the Annual Meeting solely by means of remote communication or holding the Annual Meeting at another date and time. If the Annual Meeting will be held solely by means of remote communication, we will announce that fact as promptly as practicable, and details on how to participate will be posted at http://www.cstproxy.com/totalsitesolutions/2020. This announcement also will be filed with the Securities and Exchange Commission as additional proxy material and also posted on our website. Please monitor that website and our website for updated information.

Only those holders of our common stock of record as of the close of business on April 24, 2020, are entitled to notice of, and to vote at, the Annual Meeting and at any adjournments or postponements thereof. A list of stockholders of record will be available at the meeting and, during the 10 days prior to the meeting, at our offices at 110 E. Old Settlers Blvd, Round Rock, Texas 78664.

A total of 18,457,783 shares of our common stock were issued and outstanding as of that record date. Each share of our common stock entitles its holder to one vote. Cumulative voting of shares of common stock is not permitted.

All stockholders are cordially invited to attend the Annual Meeting. At least a majority of all issued and outstanding shares of common stock on the record date is required to constitute a quorum. Accordingly, whether you plan to attend the Annual Meeting or not, we ask that you complete, sign, date and return the enclosed proxy card as soon as possible in accordance with the instructions on the proxy card. A pre-addressed, postage prepaid return envelope is enclosed for your convenience.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Anthony Angelini
Anthony Angelini
President and Chief Executive Officer

TSS, INC.
110 E. Old Settlers Blvd, Round Rock, TX 78664
(512) 310-3100

PROXY STATEMENT
2020 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

Why Did You Send Me this Proxy Statement?

We sent you this proxy statement and the enclosed proxy card because our Board of Directors is soliciting your proxy to vote at the 2020 Annual Meeting of Stockholders, and any adjournments or postponements of the meeting, to be held at 10:00 a.m., Central Daylight Time, on Thursday, June 11, 2020, at 110 E. Old Settlers Blvd, Round Rock, Texas 78664. This proxy statement along with the accompanying notice of annual meeting of stockholders summarizes the purposes of the meeting and the information you need to know to vote at the annual meeting.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 11, 2020. The proxy statement and annual report to security holders are available at http://www.cstproxy.com/totalsitesolutions/2020.

On or around April 29, 2020, we began sending this proxy statement, the attached notice of annual meeting of stockholders and the enclosed proxy card to all stockholders entitled to vote at the meeting. Although not part of this proxy statement, our 2019 Annual Report on Form 10-K, which includes our financial statements for the fiscal year ended December 31, 2019, accompanies this proxy statement. You can also find a copy of this proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2019 at http://www.cstproxy.com/totalsitesolutions/2020.

Who Can Vote?

Only stockholders who owned our common stock at the close of business on April 24, 2020 are entitled to vote at the annual meeting. On this record date, there were 18,457,783 shares of our common stock outstanding and entitled to vote. Our common stock is our only class of voting stock.

You do not need to attend the annual meeting to vote your shares. Shares represented by valid proxies, received in time for the meeting and not revoked prior to the meeting will be voted at the meeting. A stockholder may revoke a proxy before the proxy is voted by providing a signed statement of revocation or a duly executed proxy card bearing a later date to us at 110 E. Old Settlers Blvd, Round Rock, Texas 78664, Attention: John Penver, Chief Financial Officer. Any stockholder who has executed a proxy card but attends the meeting in person may revoke the proxy and vote at the meeting.

How Many Votes Do I Have?

Each share of our common stock that you own entitles you to one vote.

How Do I Vote?

Whether you plan to attend the annual meeting or not, we urge you to vote by proxy. Voting by proxy will not affect your right to attend the annual meeting. If your shares are registered directly in your name through our stock transfer agent, Continental Stock Transfer & Trust Company, 17 Battery Place, New York, NY 10004, or you have stock certificates, you may vote:

•

By mail. Complete and mail the enclosed proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board of Directors.

•	In person at the meeting. If you attend the annual meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting.

If your shares are held in “street name” (held in the name of a bank, broker or other nominee), you must provide the bank, broker or other nominee with instructions on how to vote your shares and can do so as follows:

•	By mail. You will receive instructions from your bank, broker or other nominee explaining how to vote your shares.

•

In person at the meeting. Contact the bank, broker or other nominee who holds your shares to obtain a broker’s proxy card and bring it with you to the meeting. You will not be able to vote at the meeting unless you have a proxy card from your broker.

How Does the Board of Directors Recommend That I Vote on the Proposals?

The Board of Directors recommends that you vote as follows:

●	“FOR” the election of Mr. Peter H. Woodward and Mr. Daniel J. Phelps as Class III directors; and

●	“FOR” the ratification of the appointment of Weaver Tidwell LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2020.

If any other matter is presented, the proxy card provides that your shares will be voted by the proxy holder listed on the proxy card in accordance with his best judgment. At the time this proxy statement was printed, we knew of no matters that needed to be acted on at the annual meeting, other than those discussed in this proxy statement.

May I Revoke My Proxy?

If you give us your proxy, you may revoke it at any time before the meeting. You may revoke your proxy in any one of the following ways:

•	Signing a new proxy card and submitting it, as instructed above;

•	Notifying us at 110 E. Old Settlers Blvd, Round Rock, Texas 78664, Attention: John Penver, Chief Financial Officer, in writing before the annual meeting that you have revoked your proxy; or

•	Attending the meeting in person and voting in person. Attending the meeting in person will not in and of itself revoke a previously submitted proxy, unless you specifically request it.

What if I Receive More Than One Proxy Card?

You may receive more than one proxy card or voting instruction form if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described under “How Do I Vote?” for each account to ensure that all of your shares are voted.

Will My Shares be Voted if I Do Not Return My Proxy Card?

If your shares are registered in your name or if you have stock certificates, your shares will not be voted if you do not return your proxy card by mail or vote at the meeting as described above under “How Do I Vote?”

If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above under “How Do I Vote?,” the bank, broker or other nominee has the authority to vote your unvoted shares on Proposal 2, even if it does not receive instructions from you. We encourage you to provide voting instructions. This ensures your shares will be voted at the meeting in the manner you desire. If your bank, broker or other nominee cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter, this is referred to as a “broker non-vote.”

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Elect Two Directors

The affirmative vote of a plurality of the shares of common stock cast by stockholders present in person or represented by proxy at the annual meeting is required to elect Mr. Peter H. Woodward and Mr. Daniel J. Phelps as Class III directors. You may vote either FOR the nominees or WITHHOLD your vote from the nominees. Votes that are withheld will not be included in the vote for the election of directors. Banks, brokers, and other nominees DO NOT have the authority to vote your uninstructed shares in the election of directors. If you hold your shares in street name and you do not instruct your bank, broker, or other nominee how to vote your shares in the election of directors, no votes will be cast on your behalf. Broker non-votes will have no effect on the outcome of the election.

Proposal 2: Ratify the Appointment of Independent Registered Public Accounting Firm

The affirmative vote of a majority of the votes present in person or represented by proxy and entitled to vote at the annual meeting is required to ratify the appointment of the independent registered public accounting firm. Abstentions will be treated as shares represented at the meeting and will have the same effect as votes against this proposal. Banks, brokers, and other nominees have discretionary authority to vote customers’ uninstructed shares held by the firms in street name on this proposal. We are not required to obtain the approval of our stockholders to appoint our independent registered public accounting firm. If our stockholders do not ratify the appointment of Weaver Tidwell LLP as our independent registered public accounting firm for the year ending December 31, 2020, the Audit Committee of our Board of Directors will reconsider its appointment.

Is Voting Confidential?

We will keep all the proxies, ballots and voting tabulations private. We only let our Inspector of Election and Continental Stock Transfer & Trust Company examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, receive any written comments you make on the proxy card or elsewhere.

Could the Annual Meeting be Postponed?

If a quorum is not present or represented at the annual meeting, the chair of the meeting or the stockholders entitled to vote at the meeting have the power to postpone the meeting. Logistical difficulties and uncertainties associated with the current COVID-19 pandemic could interfere with in-person attendance, and if this occurs, a postponement of the annual meeting may result.

What Are the Costs of Soliciting these Proxies?

We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

What Constitutes a Quorum for the Meeting?

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock as of the record date is necessary to constitute a quorum at the meeting. Votes of stockholders of record who are present at the meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Attending the Annual Meeting

The annual meeting will be held at 10:00 a.m., Central Daylight Time, on Thursday, June 11, 2020, at our offices at 110 E. Old Settlers Blvd, Round Rock, Texas 78664. When you arrive at our offices, signs will direct you to the appropriate meeting rooms. You need not attend the annual meeting in order to vote. If it is not possible, prudent, or advisable to hold the annual meeting in person as a result of the Covid-19 pandemic, we will announce alternative arrangements for the meeting as promptly as possible, which may include holding the annual meeting solely by means of remote communication or holding the annual meeting at another date and time. If the annual meeting will be held solely by means of remote communication, we will announce that fact as promptly as practicable, and details on how to participate will be posted at http://www.cstproxy/totalsitesolutions/2020. This announcement also will be filed with the Securities and Exchange Commission as additional proxy material and also posted on our website.

Householding of Annual Disclosure Documents

The Securities and Exchange Commission has adopted a rule concerning the delivery of annual disclosure documents. The rule allows us, or your broker, to send a single set of our annual report and proxy statement to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Each stockholder will continue to receive a separate proxy card or voting instruction card.

If you do not wish to participate in “householding” and would like to receive your own set of our annual disclosure documents in future years, follow the instructions described below. Conversely, if you share an address with another stockholder and together both of you would like to receive only a single set of our annual disclosure documents, follow these instructions:

•

If your shares are registered in your own name, please contact our transfer agent, Continental Stock Transfer & Trust Company, and inform them of your request by calling them at 212.509.4000 ext. 206, or by e-mail at cstmail@continentalstock.com , or writing them at 17 Battery Place, New York, NY 10004.

•

If a broker or other nominee holds your shares, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 24, 2020 for (a) each of our executive officers named in the Summary Compensation Table on page 10 of this proxy statement, (b) each of our directors and director nominees, (c) all of our current directors and executive officers as a group and (d) each stockholder known by us to own beneficially more than 5% of our common stock. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders. Percentage of ownership is based on 18,457,783 shares of common stock outstanding on April 24, 2020. Unless otherwise indicated, the address for each director and current executive officer is c/o TSS, Inc., 110 E. Old Settlers Blvd, Round Rock, Texas 78664.

	Beneficially Owned	Ownership
Directors and Executive Officers
Peter H. Woodward (1)	4,078,350	19.71%
Anthony Angelini (2)	1,335,996	7.02%
Gerard J. Gallagher (3)	1,043,018	5.62%
Daniel J. Phelps (4)	436,999	2.33%
John K. Penver (5)	670,312	3.57%
Kieran P. Brennan (6)	309,091	1.66%
Matthew Crichton(7)	200,000	1.08%
All directors and officers combined as a group (7 persons) (8)	8,073,766	36.54%
5% Stockholders
MHW Capital Management, LLC (1)	4,085,850	19.71%
Norman H. Pessin (9)	2,021,189	10.95%
Glen Ikeda(10)	1,606,856	8.71%
Lalit Aggarwal(11)	986,039	5.34%

(1)

Derived from a Schedule 13D/A (Amendment No. 5) filed jointly by MHW Capital Management, LLC, Peter H. Woodward, MHW Partners, L.P., and MHW SPV II, LLC on May 21, 2019. According to the Schedule 13D/A, MHW Capital Management LLC has shared voting and dispositive power with respect to 3,728,350 shares, MHW Partners, L.P., has shared voting and dispositive power with respect to 1,852,524 shares and MHW SPV II, LLC has sole voting and dispositive power with respect to 1,115,826 shares. Includes 767,500 shares that are issuable upon exercise of a warrant held by MHW Partners, L.P. This warrant is exercisable for a period of five years from July 19, 2017, at an exercise price of $0.10 for 268,625 shares, $0.20 for 268,625 shares and $0.30 for 230,250 shares. Includes 1,115,826 shares that are issuable upon exercise of a warrant held by MHW SPV II, LLC, is exercisable for a period of five years from July 19, 2017, at an exercise price of $0.10 for 390,539 shares, $0.20 for 390,539 shares, and $0.30 for 334,749 shares. Mr. Woodward has shared voting and dispositive power with respect to 3,728,350 shares, and he has sole voting and dispositive power with respect to 350,000 shares that may be acquired within 60 days of the record date by exercising stock options. Mr. Woodward is a principal of MHW Capital Management, LLC, which is the investment manager of MHW Partners, L.P. and MHW SPV II, LLC, and may be considered to have beneficial ownership of the shares held by MHW Partners, L.P. and other entities for which MHW Capital Management, LLC acts as investment manager. Mr. Woodward disclaims beneficial ownership of these shares except to the extent of his pecuniary interest in the shares. The business address of MHW Capital Management is 150 East 52nd Street, New York, New York 10022.

(2)	Includes 75,000 shares of restricted stock that are subject to forfeiture and 560,000 shares that may be acquired by Mr. Angelini within 60 days of the record date by exercising stock options.

(3)	Includes 100,000 shares that are issuable upon exercise of a warrant that is exercisable for a period of five years from December 21, 2015, at an exercise price of $0.15 per share.

(4)	Includes 275,000 shares that may be acquired by Mr. Phelps within 60 days of the record date by exercising stock options.

(5)	Includes 50,000 shares of restricted stock that are subject to forfeiture and 300,000 shares that may be acquired by Mr. Penver within 60 days of the record date by exercising stock options.

(6)	Includes 166,666 shares that may be acquired by Mr. Brennan within 60 days of the record date by exercising stock options.

(7)	Mr. Crichton joined as our Senior Vice President of Business Development on November 11, 2019. Includes 200,000 shares of restricted stock that are subject to forfeiture.

(8)

Includes 325,000 shares of restricted stock that are subject to forfeiture, 1,983,326 shares issuable upon exercise of warrants, and 1,651,666 shares that may be acquired within 60 days of the record date by exercising stock options.

(9)

Derived from a Schedule 13D/A (Amendment No. 3) filed jointly by Norman H. Pessin and Brian Pessin on August 1, 2016. According to the Schedule 13D/A, Mr. Norman Pessin has sole voting and dispositive power with respect to 1,468,789 shares, and Mr. Brian Pessin has sole voting and dispositive power with respect to 552,400 shares. The business address of Mr. Norman Pessin and Mr. Brian Pessin is 366 Madison Avenue, 14th Floor, New York 10017.

(10)

Derived from a Schedule 13G/A (Amendment No. 1) filed by Glen Ikeda on January 8, 2019. According to the Schedule 13G, Mr. Ikeda has sole voting and dispositive power with respect to 1,606,856 shares. The business address of Mr. Ikeda is PO Box 3306, Auburn, California 95604.

(11)

Derived from the Schedule 13G/A (Amendment No. 3) filed by Lalit Aggarwal on February 17, 2015. According to the Schedule 13G/A, Mr. Aggarwal has sole voting and dispositive power with respect to 426,407 and shared voting and dispositive power with respect to 559,632 shares. The business address of Mr. Aggarwal is 2 Bloor Street West, Suite 2602, Toronto, ON M4W 3E2.

MANAGEMENT AND CORPORATE GOVERNANCE

The Board of Directors

Our Certificate of Incorporation and Amended and Restated Bylaws provide that our business is to be managed by or under the direction of our Board of Directors. We do not have a policy as to whether the role of Chief Executive Officer and Chairman of the Board of Directors should be separate or combined or whether the Chairman of the Board of Directors should be a management or non-management director. Our Board of Directors believes that having an independent director serve as the non-executive Chairman of our Board of Directors is in the best interests of our stockholders. This structure allows the Chairman of our Board of Directors to focus on the effectiveness of our Board of Directors while the Chief Executive Officer focuses on executing our strategic plan and managing our operations and performance.

In accordance with our Certificate of Incorporation, our Board of Directors is divided into three classes for purposes of election. One class is elected at each annual meeting of stockholders to serve for a three-year term. Our Board of Directors currently consists of four members, classified into three classes as follows:

•	Mr. Gerard J. Gallagher constitutes a class with a term ending at the 2021 Annual Meeting of Stockholders;
•	Mr. Anthony Angelini constitutes a class with a term ending at the 2022 Annual Meeting of Stockholders; and
•	Messrs. Peter H. Woodward and Daniel J. Phelps constitute a class with a term ending at the 2020 Annual Meeting of Stockholders.

Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors.

Our Board of Directors has voted to nominate Messrs. Woodward and Phelps for election at the 2020 Annual Meeting of Stockholders for a term of three years to serve until the 2023 Annual Meeting of Stockholders and until their successors have been elected and qualified, or until their earlier death, resignation or removal.

Set forth below are the names of the persons nominated for director and our current directors whose terms do not expire this year, their ages, their offices in the company, if any, their principal occupations or employment for the past five years, the length of their tenure as directors, the names of other public companies in which such persons have held directorships during the past five years, and the experience, qualifications, attributes and skills that support the conclusion that these persons should serve as members of our Board of Directors. Mr. Woodward and Mr. Phelps are non-employee directors and the members of the Audit Committee and the Compensation Committee.

Name	Age	Position with the Company
Peter H. Woodward	47	Chairman
Daniel J. Phelps	52	Director
Anthony Angelini	56	Chief Executive Officer and Director
Gerard J. Gallagher	63	Senior Technical Advisor and Founder and Director

Peter H. Woodward, age 47, has been a Director since January 3, 2012, and Chairman of our Board of Directors since March 2012. Mr. Woodward is the Founder and President of MHW Capital Management, a private investment firm that takes concentrated positions in micro-cap turnaround companies, with a focus on the technology sector. Prior to founding MHW Capital Management in 2005, Mr. Woodward was a Managing Director at Regan Fund Management Ltd., a hedge fund group specializing in active equity investments in public companies and revitalizing their business plans. In addition to serving as the Chairman of our Board of Directors Mr. Woodward serves as the Chairman of the Board of Directors of Precision Optics Corporation and as the Chief Executive Officer of Innovative Power, LLC. Previously, he served as Chief Executive Officer and director of Cartesian, Inc. Chairman of the Board of Hampshire Group, Limited, and as a Director at News Edge Corp., Zomax, Inc. and Innodata-Isogen, Inc. Mr. Woodward holds a Bachelor of Arts degree in Economics from Colgate University and a Master’s degree in International Economics from Columbia University. He is a Chartered Financial Analyst. Mr. Woodward is very familiar with our industry and his capital markets experience is valuable to our Board of Directors.

Daniel J. Phelps, age 52, has been a Director since August 2012. Mr. Phelps is a Managing Director of Salt Creek Capital, a California-based private equity firm he founded in July 2009. Previously, Mr. Phelps served as a General Partner and founding member of Duchossois Technology Partners, a Chicago-based venture capital firm, where he led software and networking investments, and as a General Partner of Opus Capital, a California-based venture capital firm. Mr. Phelps also held an investment management position with the Pritzker Financial Office in Chicago and was a member of the Financial Services group at Ernst & Young LLP. Mr. Phelps previously served as a member of the Board of Directors of Infoblox (NYSE:BLOX), a leading provider of automated network control solutions. Mr. Phelps currently serves on the Board of Directors of a number of private companies. Mr. Phelps holds a B.S. degree in business administration from The Ohio State University and an M.B.A. from the University of Chicago and is a certified public accountant (inactive). Mr. Phelps provides our Board of Directors with financial expertise and significant experience in the private equity and venture capital industry analyzing, investing in, and serving on the boards of technology companies.

Anthony Angelini, age 56, has served as a Director and as our Chief Executive Officer since January 2012. From September 2007 until January 2012, Mr. Angelini ran his own consulting company working with private and public companies in the areas of operations and growth strategy development. From February 2004 through September 2006, Mr. Angelini was the Chief Executive Officer of Zomax, Inc., a publicly traded provider of supply chain services. From 1998 to February 2004, Mr. Angelini held multiple executive-level positions at Zomax. From 1989 to 1998, Mr. Angelini founded and led the growth of several service-based private companies that were sold to Zomax in 1998. Mr. Angelini received a Bachelor of Science in Business Administration from California State University, Chico in 1986. Mr. Angelini has over 30 years of experience as an operator and manager, including as a chief executive officer of a publicly traded company.

Gerard J. Gallagher, age 63, is a Director and our Senior Technical Advisor and Founder. He has been a Director since our acquisition of TSS/Vortech in January 2007, and previously served as our President and Chief Operating Officer until August 13, 2013, and our Chief Technical Officer until April 5, 2017. Mr. Gallagher has more than 30 years of experience in mission-critical fields. Since 2002, he served as the co-founder and President of TSS and the co-founder and President of Vortech. From 1998 to 2001, Mr. Gallagher served as the President of the Total Site Solutions division of Encompass Services Corp. From 1997 to 1998, he served as the President of the Total Site Solutions division of Commercial Air, Power & Cable, Inc. From 1991 to 1997, he served as the Chief Facilities Operations and Security Officer of the International Monetary Fund. From 1980 to 1991, Mr. Gallagher also served in various capacities at Com Site International, most recently as Senior Vice President of Engineering and Sales. Mr. Gallagher received a Bachelor of Science in Fire Science from the University of Maryland and a Bachelor of Science in Organizational Management (Summa Cum Laude) from Columbia Union College. Mr. Gallagher provides our Board of Directors insight into the ownership and operation of mission-critical services business and perspective related to industry trends, technical innovations, operational matters, marketing, and sales.

Director Independence

The Board of Directors has adopted the director independence standards of The NASDAQ Stock Market, LLC. Our Board of Directors has reviewed the materiality of any relationship that each of our directors has with the company, either directly or indirectly. Based upon this review, our Board of Directors has determined that each of Mr. Woodward and Mr. Phelps is an “independent director” as defined by The NASDAQ Stock Market, LLC and has no material relationship with us, except as a director and/or stockholder. When determining the independence of Mr. Woodward, the Board of Directors considered the amount of stock owned by Mr. Woodward and his affiliates.

Role in Risk Oversight

As part of its general responsibility to manage our business, the Board of Directors has oversight responsibility with respect to risk management. The Board of Directors has delegated primary responsibility for risk oversight and the monitoring of our significant areas of risk to the Audit Committee. In accordance with its charter, the Audit Committee inquires of management and our independent registered accounting firm about significant risks or exposures to risks and discusses guidelines and policies to govern the steps management has taken to minimize these risks. The Audit Committee regularly reports the results of these inquiries and discussions to our Board of Directors.

Committees of the Board of Directors and Meetings

Meeting Attendance

Although we do not have any formal policy regarding director attendance at our annual meetings, we attempt to schedule our annual meetings so that all of our directors can attend. All of our directors attended the 2019 Annual Meeting of Stockholders either in person or telephonically. During 2019, the Board of Directors met one time. During the fiscal year ended December 31, 2019, all of our directors attended at least 75% of the meetings of the Board of Directors and committees of the Board of Directors on which they served.

Audit Committee

Our Audit Committee currently has two members, Peter H. Woodward and Daniel J. Phelps. Our Audit Committee’s role and responsibilities are set forth in a written charter and include the authority to retain and terminate the services of our independent registered public accounting firm, review annual financial statements, review quarterly financial statements, consider matters relating to accounting policy and internal controls and review the scope of annual audits. The Audit Committee met four times in 2019.

Each of Mr. Woodward and Mr. Phelps satisfies the current independence standards promulgated by the Securities and Exchange Commission and The NASDAQ Stock Market, LLC, as such standards apply specifically to members of audit committees. The Board has determined that each of Mr. Woodward and Mr. Phelps is an “audit committee financial expert,” as the Securities and Exchange Commission has defined that term in Item 407 of Regulation S-K. Please also see the report of the Audit Committee set forth elsewhere in this proxy statement.

A copy of the Audit Committee’s written charter is publicly available on our website at www.tssiusa.com.

Compensation Committee

Our Compensation Committee currently has two members, Peter H. Woodward and Daniel J. Phelps. Our Compensation Committee reviews, approves and makes recommendations regarding our compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the Board of Directors are carried out and that such policies, practices and procedures contribute to our success. The Compensation Committee is responsible for the determination of the compensation of our Chief Executive Officer, Chief Financial Officer and Senior Vice President, Sales & Marketing and conducts its decision-making process with respect to their compensation without the Chief Executive Officer, Chief Financial Officer, and Vice President, Sales & Marketing present. Each of Mr. Woodward and Mr. Phelps qualifies as an independent director under the definition promulgated by The NASDAQ Stock Market, LLC. The Compensation Committee met four times during 2019.

The Compensation Committee has the responsibility to:

•	review, modify and approve our overall compensation strategy;

•

recommend to the Board of Directors the compensation and terms of employment of our executive officers, including Anthony Angelini, our Chief Executive Officer, John K. Penver, our Chief Financial Officer, and Kieran Brennan, our Vice President, Sales & Marketing, and to evaluate their respective performance in light of relevant goals and objectives;

•	review and recommend to our Board of Directors the type and amount of compensation to be paid or awarded to the members of our Board of Directors;

•	recommend to our Board of Directors the adoption, amendment and termination of any bonus, equity and other deferred compensation plans;

•	administers all equity-based plans, including the 2015 Omnibus Incentive Compensation Plan;

•	determine appropriate insurance coverage for our executive officers and directors; and

•	review, discuss and assess its own performance at least annually.

Our Compensation Committee approves and makes recommendations to our Board of Directors with respect to the compensation for our executive officers (other than Mr. Angelini) with the advice of Mr. Angelini and/or one or more other executive officers designated by Mr. Angelini. Although the Compensation Committee receives information and recommendations regarding the design and level of compensation for the executive officers from management, the Compensation Committee makes the final recommendations to the Board of Directors as to the design and compensation levels for the executive officers. To the extent we enter into employment agreements with our executive officers, those agreements would be subject to negotiation between us and the applicable executive officer. The Compensation Committee did not engage a compensation consultant in 2019.

A copy of the Compensation Committee’s written charter is publicly available on our website at www.tssiusa.com.

Nominations for Directors

We do not currently have a standing Nominating Committee. Our Board of Directors has determined that Mr. Woodward and Mr. Phelps, the independent members of the Board of Directors, adequately fulfill the obligations of a nominating committee without the need of incurring additional costs of committee meetings.

The Board of Directors considers recommendations of potential candidates from current directors, management and stockholders. Stockholders’ nominations for directors must be made in writing and must include the following information:

•	the name, age, business address, and residence address of the nominee;

•	the principal occupation or employment of the nominee;

•	the number of shares of our common stock that are beneficially owned by the nominee;

•

any other information relating to the nominee that is required to be disclosed in the solicitations for proxies for the election of directors under the rules and regulations of the Securities and Exchange Commission;

•	the name and record address of the stockholder making the nomination; and

•	the number of shares of common stock that are beneficially owned by the stockholder making the nomination.

Nominations by stockholders must be delivered to or mailed and received at our headquarters address listed below, and generally must be received no later than 60 days nor earlier than 90 days prior to the meeting. However, in the event that less than 75 days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholders to be timely must be received no later than the close of business on the fifteenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs.

Secretary of TSS, Inc.
110 E. Old Settlers Blvd.
Round Rock, Texas 78664

If a vacancy were to occur on the Board of Directors or if the Board were to increase the number of directors, the Board of Directors would identify potential candidates to fill the vacancy. Although there are no specific qualifications and standards that must be met by a candidate or any specific qualities or skills that a candidate must possess, the Board of Directors would evaluate a candidate on a wide variety of factors. These factors include the candidate’s background and qualifications, diversity and business experience, and commitment to serving on the Board of Directors and its committees. It is preferable that candidates have a reputation for sound business judgment and integrity and inspire trust and confidence in the other directors. The Board of Directors does not have a formal policy regarding diversity in identifying candidates but rather considers diversity among the various factors relevant to any particular candidate.

Stockholder Communications to the Board

Stockholders who wish to address questions regarding our business directly with the Board of Directors, or any individual director, should direct his or her questions in writing to the Chairman of the Board of Directors at 110 E. Old Settlers Blvd, Round Rock, Texas 78664. Communications will be distributed to the Board of Directors, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of the Board of Directors may be excluded, such as:

•	junk mail and mass mailings,

•	resumes and other forms of job inquiries,

•	surveys, or

•	solicitations or advertisements.

In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, provided that any communication that is filtered out will be made available to any outside director upon request.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Summary Compensation Table

The following table shows the total compensation earned during the last two fiscal years ended December 31, 2019 and 2018 to (1) our President and Chief Executive Officer, (2) our Chief Financial Officer, and (3) our Senior Vice President, Sales & Marketing (collectively, the “named executive officers”).

Name and Principal Position(s)	Year	Salary	Bonus	Stock Awards (2)	Option Awards (3)	Other Compensation	Total
Anthony Angelini President and Chief Executive Officer	2019	$350,000	$-	$71,250	$-	$-	$421,250
	2018	350,000	196,000	110,000	-	-	656,000

John K. Penver Chief Financial Officer	2019	250,000	-	47,500	-	-	297,500
	2018	250,000	87,500	33,000	-	-	370,500

Kieran P. Brennan Senior Vice President, Sales & Marketing (1)	2019	250,000	-	-	-	-	250,000
	2018	219,256	-	98,000	95,000	-	412,256

(1)	Mr. Brennan commenced his role with the Company effective January 22, 2018.
(2)	Amounts shown are the aggregate grant date fair value of restricted stock awards. The grant date fair value of the award is based on the closing price per share of our common stock on the grant date.
(3)

Amount shown is the aggregate grant date fair value of the stock options granted during 2018. These amounts were estimated using the valuation models described in Note 10 to the Consolidated Financial Statements included in the 2019 Annual Report on Form 10-K.

Outstanding Equity Awards at 2019 Fiscal Year End

The following table provides information about all equity compensation awards held by the named executive officers at December 31, 2019.

	Option Awards						Stock Awards
Name	Number of securities underlying unexercised options (#) Exercisable		Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)		Option exercise price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)		Market value of share or units of stock that have not vested (1) ($)
Anthony Angelini	560,000	(2)	-		0.10	4/30/2022	200,000	(3)	$326,000

John K. Penver	300,000	(4)	-		0.20	8/29/2024	87,500	(5)	142,625

Kieran P. Brennan	166,666		83,333	(6)	0.49	1/22/2028	100,000	(7)	163,000

(1)	Computed based on a closing market price of $1.63 per share for the Company’s common stock at December 31, 2019.

(2)

On April 10, 2017, the exercise price and vesting schedule applicable to these stock options were amended. In accordance with amendments to the stock option agreements governing these stock options, the revised exercise price per share is $0.10. As amended, the stock options become exercisable (a) with respect to 375,000 shares on April 10, 2018 and (b) with respect to 375,000 shares on April 10, 2019. These options become immediately exercisable upon the termination of Mr. Angelini’s employment by us other than for Cause (as defined in his employment agreement), by Mr. Angelini for Good Reason (as defined in his employment agreement), or upon his death or disability, provided that the fair market value of our common stock is at least $1.00 for five trading days between the grant date and the date Mr. Angelini’s employment is terminated.

(3)

 Represents the unvested portion of an award of 250,000 restricted shares of our common stock granted to Mr. Angelini on February 22, 2018 under the Company’s 2015 Omnibus Incentive Compensation Plan (the “2015 Plan”). These restricted shares vested on February 22, 2020. Also includes an award of 75,000 restricted shares of our common stock granted to Mr. Angelini on February 28, 2019 under the 2015 Plan that will vest on February 28, 2021.

(4)

On April 10, 2017, the exercise price and vesting schedule applicable to these stock options were amended. The number of shares underlying these stock options was increased to 300,000 shares. In accordance with amendments to the stock option agreements governing these stock options, the revised exercise price per share is $0.10. As amended, the stock options become exercisable (a) with respect to 150,000 shares on April 10, 2018, and (b) with respect to 150,000 shares on April 10, 2019. These options become immediately exercisable in the event of a Change in Control (as defined in Mr. Penver’s employment agreement).

(5)

Represents the unvested portion of an award of 75,000 restricted shares of our common stock granted to Mr. Penver on February 22, 2018 under the Company’s 2015 Omnibus Incentive Compensation Plan (the “2015 Plan”). These restricted shares vested on February 22, 2020. Also includes an award of 50,000 restricted shares of our common stock granted to Mr. Penver on February 28, 2019 under the 2015 Plan that will vest on February 28, 2021.

(6)

Represent an award of stock options to acquire 250,000 shares of our common stock granted to Mr. Brennan on January 22, 2018. The options become exercisable in three equal annual installments of 83,333 shares on each of the first, second and third anniversaries of the grant date. These options become immediately exercisable in the event of a Change in Control (as defined in the executive’s employment agreement).

(7)

Represents the unvested portion of an award of 200,000 restricted shares of our common stock granted to Mr. Brennan on January 22, 2018 under the 2015 Plan. These restricted shares vested on January 22, 2020.

Retirement Plans

We have a tax qualified 401(k) plan designed to assist our eligible officers and employees in providing for their retirement. We currently do not match employee contributions to the plan.

Executive Officers and Employment Agreements

President and Chief Executive Officer

On January 3, 2012, we entered into an employment agreement with Mr. Angelini. Under that employment agreement, Mr. Angelini’s annual base salary was $250,000 and he is eligible to receive a bonus in an amount and on terms established by our Board of Directors. On March 14, 2012, that employment agreement was amended to increase Mr. Angelini’s base salary to $350,000. Mr. Angelini is entitled to receive vacation, health insurance, and other benefits generally made available to our other executives and reimbursement for reasonable, out-of-pocket expenses actually incurred by him relating to travel to our various corporate offices. If we terminate Mr. Angelini’s employment other than for “Cause” (as defined in the employment agreement), Mr. Angelini terminates his employment for a “Good Reason” (as defined in the employment agreement), or his employment is terminated by reason of his death or disability, we will pay Mr. Angelini a lump sum payment equal to his then current base salary.

Chief Financial Officer

Mr. Penver has been our Chief Financial Officer since August 29, 2014, and, from July 2, 2014, until August 29, 2014, was our Interim Chief Financial Officer. Mr. Penver was the Chief Financial Officer of Fallbrook Technologies, Inc., a privately held manufacturer of mechanical transmission systems and technologies, from November 2012 until February 2014. From February 2005 until October 2012, Mr. Penver was the Vice President of Finance, Chief Financial Officer and Company Secretary of Active Power, Inc., a manufacturer of uninterruptible power systems and modular infrastructure solutions for data centers. Mr. Penver has also held a number of senior financial leadership positions including with Silicon Gaming, Inc., Factory Logic, Inc. and Deloitte & Touche LLP in the United States and Australia. Mr. Penver has an MBA from Santa Clara University and a Bachelor of Business degree from Monash University (Australia), and is a Certified Public Accountant as well as a Chartered Accountant.

On August 29, 2014, we entered into an employment agreement with Mr. Penver. Under that employment agreement, Mr. Penver’s annual base salary is $250,000, and he is eligible to receive a bonus in an amount and on terms established by our Board of Directors. Mr. Penver is entitled to receive vacation, health insurance, and other benefits generally made available to our other executives. If we terminate Mr. Penver’s employment other than for “Cause” (as defined in the employment agreement) or Mr. Penver terminates his employment for a “Good Reason” (as defined in the employment agreement), we will continue paying Mr. Penver his base salary commencing on the date of termination and ending (a) six months from the date of termination, or (b) twelve months from the date of termination if the termination of employment is terminated within twelve months following a Change in Control (as defined in the employment agreement).

Senior Vice President of Sales & Marketing

Mr. Brennan was hired as our Senior Vice President of Sales & Marketing on January 22, 2018. Prior to joining us, from 2013 until January 2018, Mr. Brennan was the Director of Sales – Technology for Neovia Logistics Services, LLC, a privately held global third-party logistics and distribution company. From 2010 until 2013, Mr. Brennan was the Director of North America Business Development for Syncreon, Inc., a global contract logistics company. Mr. Brennan has also held a number of senior sales and business development leadership positions including with Stream Global Services, Solectron, Modus Media and Cap Gemini Ernst & Young. Mr. Brennan has a Bachelor of Science (Finance) degree from California State University (Long Beach).

On January 22, 2018, we entered into an employment agreement with Mr. Brennan. Under that employment agreement, Mr. Brennan’s annual base salary is $250,000, and he is eligible to receive a bonus in an amount and on terms established by our Board of Directors. Mr. Brennan is entitled to receive vacation, health insurance, and other benefits generally made available to our other executives. If we terminate Mr. Brennan’s employment other than for “Cause” (as defined in the employment agreement) or Mr. Brennan terminates his employment for a “Good Reason” (as defined in the employment agreement), we will continue paying Mr. Brennan his base salary commencing on the date of termination and ending (a) six months from the date of termination, or (b) twelve months from the date of termination if the termination of employment is terminated within twelve months following a Change in Control (as defined in the employment agreement).

Senior Vice President of Business Development

Mr. Crichton was hired as our Senior Vice President of Business Development on November 11, 2019. Prior to joining us, from 2016 until November 2019, Mr. Crichton was the Vice President – Global Sales for Sigma Worldwide, LLC, a privately held global supply-chain and manufacturing services company. From 2008 until 2016, Mr. Crichton was the Vice President Global Sales for PCH International, a global custom design manufacturing and supply chain company. Mr. Crichton has also held a number of senior sales and business development leadership positions including with Zomax, Inc., American Multimedia, Inc. and Alba Health. Mr. Crichton has a Bachelor of Art degree from the University of North Carolina (Chapel Hill).

On November 11, 2019, we entered into an employment agreement with Mr. Crichton. Under that employment agreement, Mr. Crichton’s annual base salary is $240,000 and provided him a sign-on bonus of $35,000 and a guaranteed bonus of $25,000 payable prior to February 28, 2020. Mr. Crichton is also eligible to receive an annual bonus in an amount and on terms established by our Board of Directors. Mr. Crichton is entitled to receive vacation, health insurance, and other benefits generally made available to our other executives. If we terminate Mr. Crichton’s employment other than for “Cause” (as defined in the employment agreement) or Mr. Crichton terminates his employment for a “Good Reason” (as defined in the employment agreement), we will continue paying Mr. Crichton his base salary commencing on the date of termination and ending (a) six months from the date of termination, or (b) twelve months from the date of termination if the termination of employment is terminated within twelve months following a Change in Control (as defined in the employment agreement).

Director Compensation

In 2019, we compensated each of our non-employee directors an annual retainer of $22,500. The Chairman of our Board of Directors earned an annual retainer of $12,500, the Chairman of the Audit Committee earned an annual retainer of $5,000, and the Chairman of the Compensation Committee earned an annual retainer of $2,500.

In 2012, non-employee directors were each granted options to purchase 150,000 shares of our common stock. These options vested over a three-year period and remain outstanding at December 31, 2019. In April 2017 we granted Mr. Woodward an option to purchase 200,000 shares of our common stock and we granted Mr. Phelps an option to purchase 125,000 shares of our common stock, both of which vested on the first anniversary of the date of grant. These options were outstanding at December 31, 2019.

We also reimburse our directors for travel, lodging and other reasonable out-of-pocket expenses in connection with the attendance at Board, committee, and stockholder meetings, as well as for other reasonable expenses related to service on the Board. We do not maintain any pension, nonqualified defined contribution or other deferred compensation plans for our non-employee directors. The following table summarizes compensation earned by our non-employee directors during fiscal year 2019.

Name	Fees earned or paid in cash ($)	Stock Awards ($)	Option Awards) ($)	All other compensation	Total ($)
Peter H. Woodward	$40,000	-	$-		$40,000
Daniel J. Phelps	25,000	-	-		25,000
Gerard J. Gallagher	35,000	-	-		35,000

Employment Agreement with Gerard J. Gallagher

On January 19, 2007, we entered into an employment agreement with Gerard J. Gallagher, which was subsequently amended on August 26, 2008, February 28, 2010, March 14, 2012, May 21, 2013, August 13, 2013, and April 15, 2017. Pursuant to the employment agreement, Mr. Gallagher agreed to serve as our Senior Technical Advisor and Founder. Mr. Gallagher’s current base compensation is $35,000. Mr. Gallagher is also eligible to receive an annual bonus of up to 50% of his then applicable base compensation (the amount of the bonus and the criteria for the bonus to be determined by our Board of Directors). In addition to base compensation and eligibility for a bonus, Mr. Gallagher is entitled to receive vacation, health insurance and other benefits as generally made available to our other executives.

REPORT OF AUDIT COMMITTEE

The Audit Committee of the Board of Directors, which consists entirely of directors who meet the independence and experience requirements of The NASDAQ Stock Market, LLC, has furnished the following report:

The Audit Committee assists the Board of Directors in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in a charter adopted by the Board of Directors, which is available on our website at www.tssiusa.com . This committee reviews and reassesses our charter annually and recommends any changes to the Board of Directors for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of our independent registered public accounting firm. In fulfilling its responsibilities for the financial statements for the fiscal year ended December 31, 2019, the Audit Committee took the following actions:

•	Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2019 with management and Weaver Tidwell LLP, our independent registered public accounting firm;

•	Discussed with Weaver Tidwell LLP matters required to be discussed by Statement on Auditing Standards No. 1301, relating to the conduct of the audit; and

•

Received written disclosures and the letter from Weaver Tidwell LLP regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding Weaver Tidwell LLP communications with the Audit Committee and the Audit Committee further discussed with Weaver Tidwell LLP their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and Weaver Tidwell LLP, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 for filing with the SEC.

Members of the Audit Committee:
Peter H. Woodward (Chairman)
Daniel J. Phelps

 SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Our executive officers, directors and 10% stockholders are required under Section 16(a) of the Securities Exchange Act of 1934, as amended, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Copies of these reports must also be furnished to us. Based solely on our review of copies of reports furnished to us, or written representations that no reports were required, we believe that during 2019 our executive officers, directors and 10% stockholders complied with all filing requirements of Section 16(a) in a timely manner.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Our Audit Committee in accordance with its written charter reviews and approves in advance all related party transactions greater than $25,000 and follows a pre-approved process for contracts with a related party for less than $25,000.

We have $945,000 outstanding at December 31, 2019 in notes payable to MHW SPV II, LLC, an entity affiliated with the Chairman of our Board of Directors, net of remaining discount of $53,000. The loan has a maturity date of July 19, 2022 and bears annual interest at a fixed rate of 12% per annum of which 6% is paid in cash monthly in arrears and 6% is payable in kind. The loan is secured by substantially all of our assets pursuant to the terms of a security agreement. We paid interest of approximately $128,000 and $120,000 during the years ended December 31, 2019 and 2018, respectively.

We have $650,000 outstanding at December 31, 2019 in notes payable to MHW Partners, L.P., an entity affiliated with the Chairman of our Board of Directors, net of remaining discount of $55,000. The loan has a maturity date of July 19, 2022 and bears interest at a fixed rate of 12% per annum of which 6% is paid in cash monthly in arrears and 6% is payable in kind. The loan is secured by substantially all of our assets pursuant to the terms of a security agreement. We paid interest of approximately $87,000 and $82,000 during the years ended December 31, 2019 and 2018, respectively.

Peter H. Woodward, the Chairman of our Board of Directors, is a principal of MHW Capital Management, LLC, which is the investment manager of MHW SPV II, LLC and MHW Partners, L.P. MWH Capital Management, LLC is entitled to a performance-related fee tied to any appreciation in the valuation of the common stock in excess of the applicable strike price under the warrants issued to MHW SPV II, LLC and to MHW Partners, L.P.

PROPOSALS TO BE VOTED UPON BY STOCKHOLDERS

ELECTION OF DIRECTORS

(Notice Item 1)

Our Board of Directors has nominated Mr. Peter H. Woodward and Mr. Daniel J. Phelps for election at the 2020 Annual Meeting of Stockholders for a term of three years to serve until the 2023 Annual Meeting of Stockholders, and until their successors have been elected and qualified, or until their earlier death, resignation or removal.

The Board of Directors currently consists of four members, classified into three classes as follows:

●	Messrs. Peter H. Woodward and Daniel J. Phelps constitute a class with a term ending at the 2020 Annual Meeting of Stockholders; and

●	Mr. Gerard J. Gallagher constitutes a class with a term ending at the 2021 Annual Meeting of Stockholders; and

●	Mr. Anthony Angelini constitutes a class with a term ending at the 2022 Annual Meeting of Stockholders.

At each Annual Meeting of Stockholders, directors are elected for a full term of three years to succeed those directors whose terms are expiring. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors.

The Board of Directors has nominated Messrs. Woodward and Phelps for election at the 2020 Annual Meeting of Stockholders for a term of three years to serve until the 2023 Annual Meeting of Stockholders, and until their successors are elected and qualified, or until their earlier death, resignation or removal. The Class I director, Mr. Gallagher, serves until the Annual Meeting of Stockholders to be held in 2021, and the Class II director, Mr. Angelini, serves until the Annual Meetings of Stockholders to be held in 2022, and until their respective successors have been elected and qualified, or until their earlier death, resignation or removal.

Unless authority to vote for these nominees is withheld, the shares represented by the enclosed proxy will be voted FOR the election of Mr. Woodward and Mr. Phelps. If Mr. Woodward or Mr. Phelps becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in his place. We have no reason to believe that Mr. Woodward or Mr. Phelps will be unable or unwilling to serve as a director.

A plurality of the shares voted affirmatively at the annual meeting is required to elect the nominee as a director.

THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF MR. PETER H. WOODWARD AND MR. DANIEL J. PHELPS AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Notice Item 2)

The Audit Committee has appointed Weaver Tidwell LLP (“Weaver”) as our independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2020. The Board proposes that the stockholders ratify the appointment. Weaver audited our financial statements for the years ended December 31, 2019 and 2018. We expect that representatives of Weaver will be present at the meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

Audit and Non-Audit Fees

The following table presents fees for professional audit services rendered by Weaver during the years ended December 31, 2019 and 2018.

	2019	2018
Audit fees	$202,025	$200,000
Audit-related fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total	$202,025	$200,000

Audit Fees

Audit fees consisted of professional services rendered by Weaver in 2019 and 2018 for the audit of the annual consolidated financial statements included in our Annual Report on Form 10-K, for the reviews of the consolidated quarterly financial statements included in our Forms 10-Q and assistance and review of such documents filed with the SEC.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-audit Services of Independent Registered Public Accounting Firm

Consistent with policies of the Securities and Exchange Commission regarding auditor independence, the Audit Committee has responsibility, pursuant to its written charter, for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm. The Audit Committee’s policy is to approve all audit and non-audit services provided by our independent registered public accounting firm prior to the commencement of the services using a combination of pre-approvals for certain engagements up to predetermined dollar thresholds in accordance with the pre-approval policy and specific approvals for certain engagements on a case-by-case basis. The Audit Committee has delegated authority to the committee’s chairman to pre-approve between committee meetings those services that have not already been pre-approved by the committee. The chairman of the Audit Committee is required to report any such pre-approval decisions to the full committee at its next scheduled meeting.

Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires the independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm. The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

The affirmative vote of a majority of the shares present or represented and entitled to vote at the annual meeting is required to ratify the appointment of the independent registered public accounting firm. If the stockholders do not ratify the appointment of Weaver Tidwell LLP as our independent registered public accounting firm, the Audit Committee will reconsider its appointment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO RATIFY THE SELECTION OF WEAVER TIDWELL LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

CODE OF CONDUCT AND ETHICS

We have adopted a code of ethics that applies to all of our employees, including our chief executive officer and chief financial officer. The text of the code of conduct and ethics is posted on our website at www.tssiusa.com . The code of ethics is also available to stockholders, without charge, upon request in writing to our Secretary at 110 E. Old Settlers Blvd, Round Rock, TX 78664. Disclosure regarding any amendments to, or waivers from, provisions of the code of ethics that apply to our directors, principal executive and financial officers will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver.

OTHER MATTERS

The Board of Directors knows of no other business that will be presented to the 2020 Annual Meeting of Stockholders. If any other business is properly brought before the 2020 Annual Meeting of Stockholders, proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

We currently intend to hold the Annual Meeting in person at the address provided above. We are, however, actively monitoring developments in connection with the Covid-19 outbreak and are sensitive to the public health and travel concerns that stockholders may have and the protocols or guidance that federal, state, and local governments and agencies such as the Centers for Disease Control and Prevention and World Health Organization may recommend or impose. If it is not possible, prudent, or advisable to hold the Annual Meeting in person, we will announce alternative arrangements for the meeting as promptly as possible, which may include holding the Annual Meeting solely by means of remote communication or holding the Annual Meeting at another date and time. If the Annual Meeting will be held solely by means of remote communication, we will announce that fact as promptly as practicable, and details on how to participate will be posted at http://cstproxy.com/totalsitesolutions/2020. This announcement also will be filed with the Securities and Exchange Commission as additional proxy material and also posted on our website. Please monitor that website and our website for updated information.

STOCKHOLDER PROPOSALS

Proposals of stockholders intended for inclusion in the proxy statement relating to our 2021 Annual Meeting of Stockholders to be furnished to all stockholders entitled to vote at our next annual meeting must be received at our principal executive offices no later than December 30, 2020 provided, however, that in the event that we hold our 2021 Annual Meeting of Stockholders more than 30 days before or after the one-year anniversary date of the 2020 Annual Meeting of Stockholders, we will disclose the new deadline by which stockholder proposals must be received in our Quarterly Report on Form 10-Q. In addition, stockholder proposals must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended. In accordance with our Amended and Restated Bylaws, to be considered at our Annual Meeting of Stockholders to be held in 2021, stockholder proposals must be delivered to or mailed and received at our principal executive offices not less than 60 days nor more than 90 days prior to the meeting; provided, however, that in the event that less than 75 days’ notice or prior public disclosure of the date of the meeting is given or made to the stockholders, notice by the stockholder to be timely must be so received no later than the close of business on the fifteenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs. Proposals received after that date will not be voted on at the annual meeting. If a proposal is received before that date, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should be marked for the attention of Chief Executive Officer, TSS, Inc., 110 E. Old Settlers Blvd, Round Rock, Texas 78664.

ROUND ROCK, TEXAS

April 29, 2020

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (other than exhibits thereto) filed with the SEC, which provides additional information about us, is available on the Internet at www.tssiusa.com and is available in printed copy to beneficial owners of our common stock without charge upon written request to Mr. John K. Penver, Chief Financial Officer, TSS, Inc., 110 E. Old Settlers Blvd, Round Rock, Texas 78664. Exhibits will be provided upon written request and payment of an appropriate processing fee.

16072 TSS Proxy Card Rev2 Front

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

TSS, INC.

2020 Annual Meeting of Stockholders

June 11, 2020, 10:00 A.M. Central Time

This Proxy is Solicited on Behalf of the Board of Directors

PLEASE BE SURE TO MARK, SIGN, DATE AND RETURN YOUR PROXY CARD IN THE ENVELOPE PROVIDED

▲ FOLD HERE · DO NOT SEPARATE · INSERT IN ENVELOPE PROVIDED ▲

PROXY

Please mark your votes like this **X**

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR AND PROPOSAL 2.

1. Election of Class III directors.	FOR	WITHHOLD
(1) Peter H. Woodward	☐	☐
(2) Daniel J. Phelps	☐	☐

	FOR	AGAINST	ABSTAIN
2. Ratification of the selection of Weaver Tidwell, L.L.P. as our independent registered public accounting firm for the year ending December 31, 2020.	☐	☐	☐

CONTROL NUMBER

Signature____________________ **Signature, if held jointly**____________________ **Date**__________**, 2020.**

Please sign exactly as your name appears on this Proxy Card. When shares are held by joint owners, each of the joint owners should sign. When signing as attorney, executor, administrator, trustee or other fiduciary, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in the full partnership name by an authorized person. If a limited liability company, please sign in full name of limited liability company by an authorized person.

16072 TSS Proxy Card Rev2- Back

The Proxy Statement and the Annual Report on Form 10-K are available at http://www.cstproxy.com/totalsitesolutions/2020

▲ FOLD HERE · DO NOT SEPARATE · INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

TSS, INC.

ANNUAL MEETING OF STOCKHOLDERS – JUNE 11, 2020

The undersigned hereby appoints Anthony Angelini and Peter H. Woodward, or either of them, as attorney and proxy of the undersigned, with full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of TSS, Inc., a Delaware corporation, to be held at the company's principal offices at 110 E. Old Settlers Blvd., Round Rock, Texas 78664, at 10:00 A.M., Central Daylight Time, on Thursday, June 11, 2020 and at any adjournments or postponements thereof, and to vote all shares of common stock of the company that the undersigned is entitled to vote at the Annual Meeting. The undersigned further gives the proxies authority to vote according to their best judgment on any other matters properly coming before the Annual Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE NOMINEES FOR DIRECTOR AND PROPOSAL 2. THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE MEETING. PLEASE SIGN AND RETURN THIS PROXY CARD PROMPTLY.

(Continued, and to be marked, dated and signed, on the other side)